Exhibit 32

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of USA Technologies, Inc., (the "Company") on Form 10-Q for the period ended December 31, 2004 (the "Report"), I, George R. Jensen, Jr., Chief Executive Officer of the Company, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section
1350), that to my knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ George R. Jensen, Jr.
-----------------------------------
George R. Jensen, Jr.
Chief Executive Officer

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of USA Technologies, Inc., (the "Company") on Form 10-Q for the period ended December 31, 2005 (the "Report"), I, Mary W. Young, Chief Financial Officer of the Company, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section
1350), that to my knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Mary W. Young
-----------------------------------
Mary W. Young
Chief Financial Officer